                                                                   EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Thoratec Laboratories Corporation on Form S-3 of our report dated February 14, 1997 appearing in Registration Statement No. 333-36685, which is also incorporated herein by reference.



Deloitte & Touche LLP
San Francisco, California
October 31, 1997